Exhibit 99.2

Financial Supplement

For the Fourth Quarter of Fiscal Year 2008 ending March 28, 2008

PSS World Medical, Inc.

As of March 28, 2008

Current Fiscal Year

(in thousands, except per share data)

	Fiscal 2008
	Q1	Q2	Q3	Q4	YTD
Net Sales	$438,910	$457,930	$465,208	$493,744	$1,855,791
Cost of Goods Sold	311,227	325,390	330,215	347,289	1,314,120

Gross Profit	127,683	132,540	134,993	146,455	541,672
General & Administrative Expenses	83,600	77,315	79,370	83,688	323,973
Selling Expenses	29,551	30,763	31,509	33,473	125,295

Income from operations	14,532	24,462	24,115	29,294	92,403
Interest Expense	(1,358)	(1,533)	(1,811)	(2,071)	(6,773)
Interest & Investment Income	528	114	26	23	691
Other Income	544	546	833	5,361	7,284

Income from Operations before Income Taxes	14,246	23,589	23,163	32,608	93,605
Provision for Income Taxes	5,559	9,106	9,001	13,165	36,831

Net Income	$8,687	$14,483	$14,162	$19,442	$56,775

Earnings per share - Basic:
Net Income	$0.13	$0.22	$0.22	$0.31	$0.88

Earnings per share - Diluted:
Net Income	$0.13	$0.22	$0.22	$0.31	$0.86

WASO - Basic	66,793	65,806	63,999	62,213	64,703
WASO - Diluted	68,765	67,067	65,756	63,152	66,184
Net Sales by Segment:
Physician Business	$306,245	$320,171	$326,520	$355,749	$1,308,685
Elder Care Business	132,665	137,759	138,688	137,995	547,106

	$438,910	$457,930	$465,208	$493,744	$1,855,791

Billing Days:	64	63	62	64	253
Net Sales Per Billing Day:
Physician Business	$4,785	$5,082	$5,266	$5,559	$5,173
Elder Care Business	2,073	2,187	2,237	2,156	2,162

	$6,858	$7,269	$7,503	$7,715	$7,335

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

As of March 28, 2008

(in thousands, except per share data)

	Fiscal 2005					Fiscal 2006					Fiscal 2007
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Net Sales (1)	$330,361	$364,267	$377,842	$401,299	$1,473,769	$387,129	$385,819	$423,781	$422,688	$1,619,417	$413,135	$427,059	$458,421	$443,024	$1,741,639
Cost of Goods Sold	234,585	258,945	268,675	288,209	1,050,414	276,654	273,512	303,707	298,219	1,152,092	293,233	303,203	335,186	310,007	1,241,629

Gross Profit	95,776	105,322	109,167	113,090	423,355	110,475	112,307	120,074	124,469	467,325	119,902	123,856	123,235	133,017	500,010
General & Administrative Expenses (2)	60,948	64,300	68,827	68,130	262,205	70,337	69,279	72,053	75,639	287,308	73,664	73,391	75,222	78,423	300,700
Selling Expenses	23,453	24,625	25,082	26,431	99,591	25,774	26,217	27,469	28,148	107,608	27,498	28,878	30,140	30,307	116,823

Income from operations	11,375	16,397	15,258	18,529	61,559	14,364	16,811	20,552	20,682	72,409	18,740	21,587	17,873	24,287	82,487
Interest Expense	(1,942)	(1,817)	(1,737)	(1,360)	(6,856)	(1,509)	(1,358)	(1,561)	(1,456)	(5,884)	(1,406)	(1,336)	(1,320)	(1,284)	(5,346)
Interest & Investment Income	111	89	12	5	217	99	111	75	138	423	101	282	426	385	1,194
Other Income	343	252	378	261	1,234	457	1,750	435	504	3,146	469	429	517	591	2,006

Income from Continuing Operations before Income Taxes	9,887	14,921	13,911	17,435	56,154	13,411	17,314	19,501	19,868	70,094	17,904	20,962	17,496	23,979	80,341
Provision for Income Taxes	3,962	6,149	(525)	7,184	16,770	5,271	6,529	7,080	6,957	25,837	6,949	8,187	6,376	8,348	29,860

Income from Continuing Operations	5,925	8,772	14,436	10,251	39,384	8,140	10,785	12,421	12,911	44,257	10,955	12,775	11,120	15,631	50,481
Total loss from discontinued operations	(1,708)	—	1,295	—	(412)	—	—	—	—	—	—	—	—	—	—

Net (Loss) Income	$4,217	$8,772	$15,731	$10,251	$38,972	$8,140	$10,785	$12,421	$12,911	$44,257	$10,955	$12,775	$11,120	$15,631	$50,481

Earnings (loss) per share - Basic:
Income from Continuing Operations	$0.09	$0.14	$0.22	$0.16	$0.61	$0.13	$0.16	$0.19	$0.19	$0.67	$0.16	$0.19	$0.17	$0.23	$0.75
Total loss from discontinued operations	(0.03)	—	0.02	—	(0.01)	—	—	—	—	—	—	—	—	—	—

Net (Loss) Income	$0.06	$0.14	$0.24	$0.16	$0.60	$0.13	$0.16	$0.19	$0.19	$0.67	$0.16	$0.19	$0.17	$0.23	$0.75

Earnings (loss) per share - Diluted:
Income from Continuing Operations	$0.09	$0.13	$0.22	$0.16	$0.60	$0.12	$0.16	$0.19	$0.19	$0.66	$0.16	$0.18	$0.16	$0.23	$0.73
Total loss from discontinued operations	(0.03)	—	0.02	—	(0.01)	—	—	—	—	—	—	—	—	—	—

Net (Loss) Income	$0.06	$0.13	$0.24	$0.16	$0.59	$0.12	$0.16	$0.19	$0.19	$0.66	$0.16	$0.18	$0.16	$0.23	$0.73

WASO - Basic	64,890	64,358	64,305	64,656	64,547	64,877	65,392	65,779	66,546	65,643	67,310	67,453	67,054	67,059	67,219
WASO - Diluted	66,056	65,267	65,366	65,786	65,607	65,860	66,487	66,931	68,062	66,887	68,947	69,478	69,458	69,419	69,325
Net Sales by Segment:
Physician Business	$216,705	$237,370	$243,439	$261,502	$959,016	$250,544	$255,422	$290,010	$290,844	$1,086,820	$284,438	$300,813	$329,160	$313,109	$1,227,520
Elder Care Business	113,656	126,897	134,403	139,797	514,753	136,585	130,397	133,771	131,844	532,597	128,697	126,246	129,261	129,915	514,119

	$330,361	$364,267	$377,842	$401,299	$1,473,769	$387,129	$385,819	$423,781	$422,688	$1,619,417	$413,135	$427,059	$458,421	$443,024	$1,741,639

Billing Days:	62	65	61	65	253	64	63	62	64	253	64	63	62	64	253
Net Sales Per Billing Day:
Physician Business	$3,495	$3,652	$3,991	$4,023	$3,791	$3,915	$4,054	$4,678	$4,544	$4,296	$4,444	$4,775	$5,309	$4,892	$4,852
Elder Care Business	1,833	1,952	2,203	2,151	2,035	2,134	2,070	2,158	2,060	2,105	2,011	2,004	2,085	2,030	2,032

	$5,328	$5,604	$6,194	$6,174	$5,826	$6,049	$6,124	$6,836	$6,604	$6,401	$6,455	$6,779	$7,394	$6,922	$6,884

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

As of March 28, 2008

SelectTM Net Sales

(in thousands)

	Fiscal 2003	Fiscal 2004	Fiscal 2005	Fiscal 2006	Fiscal 2007	Fiscal 2008
Consolidated Select Sales	$101,883	$121,211	$137,540	$157,296	$185,844	$234,810

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

As of March 28, 2008

athenahealth, Inc. EPS Breakout

(in millions, except per share data)

	For the Year Ended March 28, 2008	Diluted EPS
Net Income	$56.8	$0.86
Gain on sale of athenahealth stock	$(4.6)
Tax impact on sale of athenahealth stock	$1.8

Net Income adjusted for the sale of stock in athenahealth	$54.0	$0.82

Numbers may not foot due to rounding differences

PSS WORLD MEDICAL, INC.

SEGMENT INFORMATION

March 28, 2008

(in thousands)

	Three Months Ended		Twelve Months Ended
	3/28/2008	3/30/2007	3/28/2008	3/30/2007
NET SALES:
Physician Business	355,749	313,109	1,308,685	1,227,520
Elder Care Business	137,995	129,915	547,106	514,118

Total Net Sales	493,744	443,024	1,855,791	1,741,639

BILLING DAYS:	64	64	253	253
NET SALES PER BILLING DAY:
Physician Business	5,559	4,892	5,173	4,852
Elder Care Business	2,156	2,030	2,162	2,032

Total Net Sales Per Billing Day	7,715	6,922	7,335	6,884

INCOME FROM OPERATIONS:
Physician Business	29,735	26,047	92,965	84,112
Elder Care Business	7,176	6,780	25,216	21,640
Corporate Shared Services	(7,616)	(8,541)	(25,778)	(23,266)

Total Income from operations	29,294	24,287	92,403	82,487

DEPRECIATION:
Physician Business	1,843	2,004	8,131	7,847
Elder Care Business	1,154	994	4,557	4,036
Corporate Shared Services	1,680	1,298	6,017	4,867

Total Depreciation	4,677	4,297	18,706	16,750

AMORTIZATION OF INTANGIBLE AND OTHER ASSETS:
Physician Business	762	786	3,074	3,079
Elder Care Business	575	647	2,443	2,712
Corporate Shared Services	23	29	69	118

Total amortization of intangible and other assets	1,360	1,462	5,586	5,908

PROVISION FOR DOUBTFUL ACCOUNTS:
Physician Business	441	521	2,303	1,382
Elder Care Business	(114)	615	1,484	3,150

Total provision for doubtful accounts	327	1,137	3,787	4,533

INTEREST EXPENSE:
Physician Business	1,230	980	4,769	4,102
Elder Care Business	1,960	1,962	7,837	7,840
Corporate Shared Services	(1,119)	(1,659)	(5,834)	(6,598)

Total interest expense	2,071	1,283	6,773	5,344

INTEREST AND INVESTMENT INCOME:
Elder Care Business	5	—	16	13
Corporate Shared Services	18	385	675	1,178

Total interest and investment income	23	385	691	1,191

PROVISION (BENEFIT) FOR INCOME TAXES:
Physician Business	11,567	9,675	35,578	30,884
Elder Care Business	2,097	1,839	6,924	5,274
Corporate Shared Services	(499)	(3,166)	(5,671)	(6,299)

Total provision for income taxes	13,165	8,348	36,831	29,860

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Current Fiscal Year Balance Sheet

(in thousands)

Consolidated

	As of
	6/29/07	9/28/07	12/28/07	3/28/08
ASSETS
Cash	23,954	17,041	15,031	21,122
Accounts Receivable, net	222,699	232,282	224,282	237,248
Inventory, net	187,499	188,087	214,256	190,846
Deferred Tax Assets	8,987	9,319	9,175	10,488
Other Current Assets	34,257	27,894	31,611	48,745

Total Current Assets	477,396	474,623	494,355	508,449

Property and Equipment, net	89,347	89,339	89,897	90,680
Intangibles, net	30,280	28,991	27,669	26,305
Goodwill	110,993	110,727	110,868	110,679
Investment in available for sale securities	—	46,147	50,206	(1)
Other Long-Term Assets	98,380	69,856	68,580	78,715

Total Long-Term Assets	329,000	345,060	347,220	306,377

Total Assets	806,396	819,683	841,575	814,826

LIABILITIES & EQUITY
Accounts Payable	144,572	149,827	161,728	135,930
Accrued Expenses	33,099	33,275	34,350	46,056
Current Maturities of Long-Term Debt	2,132	32,129	33,660	70,987
Other Current Liabilities	15,267	15,000	15,846	11,969

Total Current Liabilities	195,070	230,230	245,584	264,942

Long-Term Debt	150,527	150,449	150,839	150,725
Deferred Tax Liability Non-Current	—	—	—	219
Other Long-Term Liabilities	70,414	66,788	67,132	63,911

Total Long-Term Liabilities	220,941	217,237	217,972	214,855

Total Liabilities	416,011	447,467	463,556	479,797

Total Equity	390,385	372,216	378,019	335,029

Total Liabilities & Equity	806,396	819,683	841,575	814,826

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Balance Sheet Trend

(in thousands)

Consolidated

	Fiscal 2005				Fiscal 2006				Fiscal 2007
ASSETS	Jun-04	Sep-04	Dec-04	Mar-05	Jun-05	Sep-05	Dec-05	Mar-06	Jun-06	Sep-06	Dec-06	Mar-07
Cash	63,112	45,591	13,657	17,888	23,836	17,466	26,651	23,867	27,784	45,678	54,904	46,658
Accounts Receivable, net	182,639	197,423	209,342	217,350	208,642	213,585	207,659	208,964	206,405	225,536	219,822	222,776
Inventory, net	112,653	113,384	147,470	134,110	132,684	136,450	167,407	173,458	170,612	172,127	186,193	174,130
Deferred Tax Assets	38,594	33,301	32,206	29,014	29,113	20,183	14,298	12,959	11,181	9,042	7,379	8,776
Other Current Assets	13,596	10,016	18,567	19,451	22,182	25,822	27,937	33,827	32,876	39,288	37,329	34,434

Total Current Assets	410,594	399,715	421,242	417,813	416,457	413,506	443,952	453,075	448,858	491,671	505,627	486,774

Property and Equipment, net	70,792	73,362	76,453	81,105	84,173	86,840	86,475	87,663	88,214	87,291	85,885	88,627
Intangibles, net	10,737	12,824	22,419	21,858	21,217	34,427	35,395	34,345	33,350	32,343	31,186	29,758
Goodwill	71,631	71,646	79,542	85,617	86,273	103,420	105,452	105,521	106,519	106,819	106,971	107,366
Other Long-Term Assets	39,555	40,794	41,691	39,965	47,315	50,862	53,665	56,371	54,983	54,935	58,063	62,450

Total Long-Term Assets	192,715	198,626	220,105	228,545	238,978	275,549	280,987	283,900	283,066	281,388	282,105	288,201

Total Assets	603,309	598,341	641,347	646,358	655,435	689,055	724,939	736,975	731,924	773,059	787,732	774,975

	Fiscal 2005				Fiscal 2006				Fiscal 2007
LIABILITIES & EQUITY	Jun-04	Sep-04	Dec-04	Mar-05	Jun-05	Sep-05	Dec-05	Mar-06	Jun-06	Sep-06	Dec-06	Mar-07
Accounts Payable	105,057	105,608	127,465	109,649	115,455	118,953	141,622	139,227	122,449	145,767	162,338	131,330
Accrued Expenses	29,667	33,610	36,085	44,880	26,660	33,196	30,413	34,499	27,748	34,827	31,670	37,224
Current Maturities of Long-Term Debt	35,052	25,000	25,000	25,000	25,679	27,786	25,788	509	517	1,655	152,154	2,238
Liabilities of Discontinued Operations	4,809	405	—	—	—	—	—	—	—	—	—	—
Other Current Liabilities	12,982	13,360	9,296	9,701	12,661	11,883	11,837	13,639	12,490	13,917	10,730	11,440

Total Current Liabilities	187,567	177,983	197,846	189,230	180,455	191,818	209,660	187,874	163,204	196,166	356,892	182,232

Long-Term Debt	150,000	150,000	150,000	150,000	151,192	151,113	150,981	150,855	150,725	150,616	460	150,675
Other Long-Term Liabilities	23,629	25,225	29,359	30,310	35,870	41,179	43,509	49,433	54,274	57,781	62,302	61,207

Total Long-Term Liabilities	173,629	175,225	179,359	180,310	187,062	192,292	194,490	200,288	204,999	208,397	62,762	211,882
Total Liabilities	361,196	353,208	377,205	369,540	367,517	384,110	404,150	388,162	368,203	404,563	419,654	394,114

Total Equity	242,113	245,133	264,142	276,818	287,918	304,945	320,789	348,813	363,721	368,496	368,078	380,861

Total Liabilities & Equity	603,309	598,341	641,347	646,358	655,435	689,055	724,939	736,975	731,924	773,059	787,732	774,975

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Unaudited Operating Highlights

Current Fiscal Year

(in millions)

	Three Months Ended		Twelve Months Ended
	March 28, 2008	March 30, 2007	March 28, 2008	March 30, 2007
Net Sales:
Physician Business	$355.7	$313.1	$1,308.7	$1,227.5
Elder Care Business	138.0	129.9	547.1	514.1

Total Net Sales	$493.7	$443.0	$1,855.8	$1,741.6

Income from Operations:
Physician Business	$29.7	$26.0	$93.0	$84.1
Elder Care Business	7.2	6.8	25.2	21.6
Corporate Shared Services	(7.6)	(8.5)	(25.8)	(23.3)

Total income from operations	$29.3	$24.3	$92.4	$82.5

EBITDA (a)	$40.7	$30.6	$124.0	$107.2
Income from operations, as a percentage of net sales	5.9%	5.5%	5.0%	4.7%
Consolidated Return on Committed Capital (“ROCC”) (b)	35.7%	23.9%	28.1%	26.5%
Billing Days	64	64	253	253

Net Sales Per Billing Day (in thousands):
Physician Business	$5,559	$4,892	$5,173	$4,852
Elder Care Business	2,156	2,030	2,162	2,032

Total Net Sales Per Billing Day	$7,715	$6,922	$7,335	$6,884

Net Sales Per Billing Day Growth Rate:
Physician Business	13.6%		6.6%
Elder Care Business	6.2%		6.4%
Total Net Sales Per Billing Day Growth Rate	11.4%		6.6%

			Annualized
			March 28, 2008	March 30, 2007
DSO (c)
Physician Business			42.0	41.8
Elder Care Business			49.6	52.0
DOH (d)
Physician Business			51.8	48.4
Elder Care Business			53.4	56.6
DIP (e)
Physician Business			42.2	44.0
Elder Care Business			27.7	28.2
Cash Conversion Days (f)
Physician Business			51.6	46.2
Elder Care Business			75.3	80.4
			As of
			March 28, 2008	March 30, 2007
Operational working capital (g)			$292.2	$265.6
Net Debt:
Bank debt			$70.0	$1.5
Other debt			1.7	1.4
Convertible senior notes			150.0	150.0
Less: Cash and cash equivalents			(21.1)	(46.7)

Net Debt			$200.6	$106.3

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

EBITDA Calculation

Current Fiscal Year

(in thousands)

	Fiscal 2008
	Q1	Q2	Q3	Q4	YTD
Net Income	$8,687	$14,483	$14,162	$19,442	$56,775

Plus: Interest expense	1,358	1,533	1,811	2,071	6,773
Less: Interest and investment income	(528)	-114	-26	(23)	(691)
Plus: Provision for income taxes	5,559	9,106	9,001	13,165	36,831
Plus: Depreciation	4,599	4,758	4,672	4,682	18,707
Plus: Amortization of intangible assets	1,458	1,406	1,362	1,360	5,586

EBITDA	$21,133	$31,172	$30,983	$40,697.2	$123,980

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

EBITDA Calculation

(in thousands)

	Fiscal 2005					Fiscal 2006					Fiscal 2007
	Q1	Q2	Q3	Q4	Total FY 2005	Q1	Q2	Q3	Q4	Total FY 2006	Q1	Q2	Q3	Q4	Total FY 2007
Income from Continuing Operations	$5,925	$8,772	$14,436	$10,251	$39,384	$8,140	$10,785	$12,421	$12,911	$44,257	$10,955	$12,775	$11,120	$15,631	$50,481

Plus: Interest expense	1,942	1,817	1,737	1,360	6,856	1,509	1,358	1,561	1,456	5,884	1,406	1,336	1,320	1,284	5,346
Less: Interest and investment income	(111)	(89)	(12)	(5)	(217)	(99)	(111)	(75)	(138)	(423)	(101)	(282)	(426)	(385)	(1,194)
Plus: Provision for income taxes	3,962	6,149	(525)	7,184	16,770	5,271	6,529	7,080	6,957	25,837	6,949	8,187	6,376	8,348	29,860
Plus: Depreciation	3,482	3,427	3,727	3,605	14,241	3,316	3,468	3,673	3,475	13,932	4,094	4,145	4,215	4,296	16,750
Plus: Amortization of intangible assets	836	935	1,278	1,488	4,537	1,361	1,389	1,677	1,871	6,298	1,505	1,472	1,468	1,463	5,908

EBITDA	$16,036	$21,011	$20,641	$23,883	$81,571	$19,498	$23,418	$26,337	$26,532	$95,785	$24,808	$27,633	$24,073	$30,637	$107,151

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Return on Committed Capital (ROCC)

Current Fiscal Year

(in thousands)

Consolidated

	Fiscal 2008
	Q1	Q2	Q3	Q4	Total FY 2008
Quarterly Average Committed Capital (1)	363,905	387,926	403,493	403,793
Annual Average Committed Capital (2)					374,314

Committed Capital - Current Quarter	377,817	398,035	408,951	398,635	398,635
Committed Capital - Previous Quarter	349,992	377,817	398,035	408,951	408,951
Committed Capital - Current Q4 End					398,635
Committed Capital - Previous Year End					349,992

Return on Committed Capital - Quarterly (3)	18.2%	27.2%	26.1%	35.7%	28.1%
Return on Committed Capital - Annual					28.1%

Return:
Net Income	8,687	14,483	14,162	19,442	56,775

Add:
Provision for Income Taxes	5,559	9,106	9,001	13,165	36,831
Interest Expense	1,358	1,533	1,811	2,071	6,773
Amortization	1,458	1,406	1,362	1,360	5,587
Interest and Investment Income	(528)	(114)	(26)	(23)	(691)

	16,534	26,414	26,310	36,016	105,274

Committed Capital:
Total Assets	806,396	819,683	841,575	814,825	814,825
Less assets excluded:
Cash	(23,954)	(17,041)	(15,031)	(21,122)	(21,122)
Goodwill and Intangibles, net	(141,273)	(139,718)	(138,537)	(136,984)	(136,984)

Total Liabilities	(416,011)	(447,467)	(463,556)	(479,797)	(479,797)
Plus liabilities excluded:
Current debt	2,132	32,129	33,660	70,987	70,987
Long-term debt	150,527	150,449	150,839	150,725	150,725

	377,817	398,035	408,951	398,635	398,635

(1)	Quarterly Average Committed Capital equals the sum of the committed capital of the most recent two quarters, divided by two.
(2)	Annual Average Committed Capital equals the sum of the committed capital of the most recent two year ends, divided by two.
(3)	Return on Committed Capital equals Return divided by Committed Capital. Quarterly calculations are annualized.

Numbers may not foot due to rounding differences

PSS World Medical, Inc.

Return on Committed Capital (ROCC)

(in thousands)

Consolidated

	Fiscal 2005					Fiscal 2006					Fiscal 2007
	Q1	Q2	Q3	Q4	Total FY 2005	Q1	Q2	Q3	Q4	Total FY 2006	Q1	Q2	Q3	Q4	Total FY 2007
Quarterly Average Committed Capital (1)	247,761	260,802	280,166	303,738		316,837	322,662	325,748	330,989		340,070	341,619	331,779	338,812
Annual Average Committed Capital (2)					274,084					321,764					341,411

Committed Capital - Current Quarter	258,050	263,554	296,778	310,697		322,976	322,347	329,148	332,830		347,310	335,927	327,631	349,992
Committed Capital - Previous Quarter	237,472	258,050	263,554	296,778		310,697	322,976	322,347	329,148		332,830	347,310	335,927	327,631
Committed Capital - Current Year End					310,697					332,830					349,992
Committed Capital - Previous Year End					237,472					310,697					332,830

Return on Committed Capital - Quarterly (3)	20.3%	27.0%	24.1%	26.7%		20.4%	24.7%	27.8%	27.9%		24.4%	27.5%	23.9%	31.1%
Return on Committed Capital - Annual					24.6%					25.4%					26.5%

Return:
Income from Continuing Operations before Extraordinary Loss	5,925	8,772	14,436	10,251	39,384	8,140	10,785	12,421	12,911	44,257	10,955	12,775	11,120	15,631	50,481

Add:
Provision for Income Taxes	3,962	6,149	(525)	7,184	16,770	5,271	6,529	7,080	6,957	25,837	6,949	8,187	6,376	8,348	29,860
Interest Expense	1,942	1,817	1,737	1,360	6,856	1,509	1,358	1,550	1,467	5,884	1,406	1,336	1,320	1,284	5,346
Amortization	836	934	1,278	1,488	4,536	1,361	1,389	1,677	1,871	6,298	1,500	1,477	1,469	1,462	5,908
Interest and Investment Income	(111)	(89)	(12)	(5)	(217)	(99)	(111)	(64)	(149)	(423)	(101)	(282)	(426)	(385)	(1,194)

	12,554	17,583	16,914	20,278	67,329	16,182	19,950	22,664	23,057	81,853	20,709	23,493	19,859	26,340	90,401

Committed Capital:
Total Assets	603,309	598,341	641,347	646,358	646,358	655,435	689,055	724,939	736,975	736,975	731,924	773,059	787,732	774,975	774,975
Less assets excluded:
Cash	(63,112)	(45,591)	(13,657)	(17,888)	(17,888)	(23,836)	(17,466)	(26,651)	(23,867)	(23,867)	(27,784)	(45,678)	(54,904)	(46,658)	(46,658)
Goodwill and Intangibles, net	(82,368)	(84,470)	(101,961)	(107,475)	(107,475)	(107,490)	(137,847)	(140,847)	(139,866)	(139,866)	(139,869)	(139,162)	(138,157)	(137,124)	(137,124)
DTA from sale of Imaging Business	(28,444)	(26,923)	(26,746)	(15,758)	(15,758)	(10,487)	(6,184)	(912)	(3,614)	(3,614)	—				—

Total Liabilities	(361,196)	(353,208)	(377,205)	(369,540)	(369,540)	(367,517)	(384,110)	(404,150)	(388,162)	(388,162)	(368,203)	(404,563)	(419,654)	(394,114)	(394,114)
Plus liabilities excluded:
Current debt	35,052	25,000	25,000	25,000	25,000	25,679	27,786	25,788	509	509	517	1,655	152,154	2,238	2,238
Long-term debt	150,000	150,000	150,000	150,000	150,000	151,192	151,113	150,981	150,855	150,855	150,725	150,616	460	150,675	150,675
Liabilities of Discontinued Operations	4,809	405	—	—	—	—	—	—	—	—	—	—	—	—	—

	258,050	263,554	296,778	310,697	310,697	322,976	322,347	329,148	332,830	332,830	347,310	335,927	327,631	349,992	349,992

(1)	Quarterly Average Committed Capital equals the sum of the committed capital of the most recent two quarters, divided by two.
(2)	Annual Average Committed Capital equals the sum of the committed capital of the most recent two year ends, divided by two.
(3)	Return on Committed Capital equals Return divided by Committed Capital. Quarterly calculations are annualized.

Numbers may not foot due to rounding differences

PSS WORLD MEDICAL, INC.

Footnotes

(a)	EBITDA represents net income plus provision for income taxes, interest expense, depreciation, and amortization of intangible assets, less interest and investment income. Management review EBITDA when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes EBITDA is an important measure of liquidity.

(b)	ROCC equals return divided by average committed capital. Return is annualized for quarterly and year to date calculations. Management review ROCC when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes ROCC is an important measure of profitability and return.

(c)	DSO is average accounts receivable divided by average daily net sales. Average accounts receivable is the sum of accounts receivable, net of the allowance for doubtful accounts, at the beginning and end of the most recent four quarters divided by five. Average daily net sales are net sales for the most recent four quarters divided by 360. Southern Anesthesia & Surgical, Inc. (“SAS”) accounts receivable balance of $1.4 million as of September 30, 2005, has been excluded from the Fiscal Year 2006 calculation.

(d)	DOH is average inventory divided by average daily cost of goods sold (“COGS”). Average inventory is the sum of inventory at the beginning and end of the most recent four quarters divided by five. Average daily COGS is quarterly COGS for the most recent four quarters divided by 360. SAS inventory balance of $3.9 million as of September 30, 2005, has been excluded from the Fiscal Year 2006 calculation.

(e)	DIP is average accounts payable divided by average daily COGS. Average accounts payable is the sum of accounts payable at the beginning and end of the most recent four quarters divided by five. SAS accounts payable balance of $3.8 million as of September 30, 2005, has bee excluded from the Fiscal Year 2006 calculation.

(f)	Cash Conversion Days is the sum of DSO and DOH less DIP.

(g)	Operational working capital equals accounts receivable plus inventory minus accounts payable.